EXHIBIT 99.1

SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

December 29, 2010

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:     Warburg Pincus X, L.P., its general partner

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By:     Warburg Pincus X, L.P., its general partner

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS X, L.P.

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS X LLC

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS PARTNERS, LLC

By:     Warburg Pincus & Co., its managing member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Partner

WARBURG PINCUS LLC

By: /s/ Scott A. Arenare
Name: Scott A. Arenare Title: Managing Director

CHARLES R. KAYE

By: /s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY

By: /s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact**

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.